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                      SEVENTH AMENDMENT OF CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into, effective as of March 25, 2002, between PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation ("BORROWER"), each of the Persons which is a signatory to this Amendment (collectively, "LENDERS"), and WESTAR INDUSTRIES, INC., as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S

         A. Borrower, Lenders and Administrative Agent entered into the Credit Agreement dated as of December 21, 1998 (as renewed, extended, modified, and amended from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement), providing for a revolving credit facility in the original maximum principal amount of $500,000,000.

         B. Pursuant to a letter agreement dated as of September 30, 1999, Borrower reduced the Total Commitment to $250,000,000.

         C. The Lenders and the Administrative Agent entered into that certain Assignment and Acceptance dated December 17, 1999 wherein the Administrative Agent and the Lenders assigned all of their rights and obligations under the Credit Agreement to Westar Industries, Inc. (f/k/a Westar Capital, Inc.).

         D. Borrower, Lender and Administrative Agent entered into a Second Amendment of Credit Agreement effective as of February 29, 2000, a Third Amendment of Credit Agreement effective as of January 2, 2001, a Fourth Amendment of Credit Agreement effective as of March 2, 2001, a Fifth Amendment to Credit Agreement effective as of June 30, 2001, and a Sixth Amendment of Credit Agreement effective as of November 1, 2001, pursuant to which certain provisions of the Credit Agreement were amended.

         E. Borrower, Lender, and Administrative Agent desire to further modify certain provisions contained in the Credit Agreement to increase the amount of the Committed Sum (as defined herein), subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender, and Administrative Agent agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. SCHEDULE 2.1 is hereby deleted and replaced with Schedule 2.1 attached hereto.

         2. AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as

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may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

         3. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         4. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each of the other Obligors that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any other Obligor of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Obligors and are enforceable against Borrower and the other Obligors in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Obligors of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Obligor is a party thereto or by which Borrower or any other Obligor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Default exists.

         5. CONDITIONS. This Amendment shall not be effective unless and until:

         (a) this Amendment has been executed by Borrower, the other Obligors, Administrative Agent, and the Required Lenders;

         (b) Borrower shall have delivered to Administrative Agent such documents satisfactory to Administrative Agent as it may request evidencing the authorization and execution of this Agreement, and any other documents executed and delivered in connection herewith (collectively, the "AMENDMENT DOCUMENTS").

         6. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in

                                       2
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connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

         7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed and its performance enforced, under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         8. PARTIES. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

         9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                       3
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                     SIGNATURE PAGE TO SEVENTH AMENDMENT OF
                             CREDIT AGREEMENT AMONG
               PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT
                                       AND
                            THE LENDERS NAMED HEREIN

         EXECUTED on and effective as of the date first above written.

   PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation, as Borrower


                                    By:     /s/ Darius Nevin
                                            -------------------
                                            Name: Darius Nevin
                                            Title: Executive Vice President and
                                                      Chief Financial Officer

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                     SIGNATURE PAGE TO SEVENTH AMENDMENT OF
                             CREDIT AGREEMENT AMONG
               PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT,
                                       AND
                            THE LENDERS NAMED HEREIN

         EXECUTED on and effective as of the date first above written.

                              WESTAR INDUSTRIES, INC., as Administrative Agent and a Lender


                              By:     /s/ Paul R. Geist
                                      --------------------
                                      Name: Paul R. Geist
                                      Title: President

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         To induce the Credit Parties to enter into this Amendment, each of the undersigned (a) consents and agrees to the Amendment Documents' execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.



         EXECUTED on and effective as of the date first above written.

                                   PROTECTION ONE, INC., a Delaware corporation


                                   By:      /s/ Darius Nevin
                                            --------------------
                                            Name: Darius Nevin
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                   NETWORK MULTI-FAMILY SECURITY CORPORATION, a Delaware corporation


                                   By:      /s/ Anthony D. Somma
                                            -----------------------
                                            Name: Anthony D. Somma
                                            Title: Assistant Treasurer

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                                  SCHEDULE 2.1


             PARTIES, ADDRESSES, COMMITMENTS, AND WIRING INFORMATION


================================================================ =============
                           BORROWER
================================================================ =============
Protection One Alarm Monitoring, Inc.
818 South Kansas Avenue
Topeka, KS  66612
Attention: Tony Somma
Telecopy No. (785) 575-6511


================================================================ =============
                     ADMINISTRATIVE AGENT
================================================================ =============
Westar Industries, Inc.
818 South Kansas Avenue
Topeka, KS  66612
Attention: Paul R. Geist
Telecopy No. (785) 575-1774

Wiring Instructions:

Bank of America, Dallas, Texas
ABA # 111000012
Account Number: 3750912584
Reference: Protection One Alarm Monitoring, Inc.
Attention: Lynn Cook

================================================================ =============



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=========================== ======================   =========================
  LENDERS                           COMMITTED SUM         PRO RATA PART OF THE
                                                                COMMITMENTS
=========================== ======================   =========================
Westar Industries, Inc.               $180,000,000(1)                      100%
818 South Kansas Avenue
Topeka, KS  66612
Attn: Paul R. Geist
Telecopy No. (785) 575-1774

Wiring Instructions:

Bank of America, Dallas, Texas
ABA # 111000012
Account No.: 3750912584
Reference: Protection One Alarm Monitoring, Inc.
Attention: Lynn Cook
-------------------------------------------------- ---------------------------



----------------------
(1)Including increase previously requested by Borrower and apporved by Administrative Agent pursuant to Section 2.5.